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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors and Shareholders
Assisted Living Concepts, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference of our firm under the heading "Experts" in the prospectus.



                                             /s/ KPMG Peat Marwick LLP

Portland, Oregon
December 30, 1997